UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:       12/31

Date of reporting period:     12/31/09

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World

Dividend & Income

Fund, Inc.

Annual Report

D E C E M B E R  3 1,  2 0 0 9

LAZARD

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2009. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of December 31, 2009, the Fund’s net asset value (“NAV”) performance for the full year 2009 is ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), and we believe that since inception, LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2009)

For the fourth quarter of 2009, the Fund’s NAV increased by 6.1%, outperforming the Index gain of 4.6%. The full-year NAV return of 44.2% is comfortably ahead of the Index return of 34.6%. The Fund’s since-inception annualized NAV return of 4.7% is also ahead of the Index return of 3.6% for the same period. Shares of LOR ended the fourth quarter of 2009 with a market price of $11.15, representing an 14.5% discount to the Fund’s NAV of $13.04.

The Fund’s net assets were $89.8 million as of December 31, 2009, with total leveraged assets of $118.4 million, representing a 31.8% leverage rate. This leverage rate is an increase from the level at the end of the third quarter (of 25.2%) and in line with the Fund’s historical level since inception. Recall that we actively reduced the leverage level for LOR (and thereby, the exposure to the local currency and debt portfolio) in the second half of 2008, and have been slowly redeploying capital to the currency and debt portfolio since April 2009 as markets normalized.

During the fourth quarter, the Fund’s world equity portfolio benefited from a lower-than-Index weight and positive stock selection within the financial sector, and from stock selection in the consumer staples and materials sector. Conversely, performance was hurt by a lower-than-Index position in the materials and information technology sectors, as well as from stock selection in the information technology sector. The smaller, short-duration1 emerging market currency and debt portion of the Fund managed to produce a very strong positive performance during the fourth quarter and throughout 2009 in a recovering global market environment. This portfolio has also been a positive contributor to performance for the Fund since inception.

As of December 31, 2009, 72.7% of the Fund’s total leveraged assets consisted of world equities and 26.4% consisted of emerging market currency and debt instruments, while the remaining 0.9% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declared in December a distribution equal to 6.5% (annualized) of the Fund’s NAV per share as of the close of markets on December 31, 2009, which was $13.04. This distribution, payable in January 2010, was $0.07063 per share on the Fund’s outstanding common stock. The current distribution rate is 7.6%, based on the annualized current distribution and the market price of $11.15 at the close of NYSE trading on December 31, 2009. For 2009, of the $0.7704 per share distributed to stockholders, approximately $0.22 is a return of capital and will be appropriately identified on the Form 1099-DIV that you receive from the Fund.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(72.7% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kimberly-Clark de Mexico, a Mexican manufacturer and marketer of paper based products.

As of December 31, 2009, 32.2% of the Fund’s world equity portfolio investments were based in North America, 24.5% were based in Continental Europe (not including the United Kingdom), 10.7% were based in the United Kingdom, 10.3% were based in Asia, 8.4% were based in Africa and the Middle East, 7.3% were based in Latin America, and 6.6% were based in Australia and New Zealand. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2009, were financials (20.4%), which includes banks, insurance companies, and financial services companies, and consumer staples (13.7%), a sector comprised of food, beverage, tobacco, and staples retailers and companies, and household and personal products companies. Other sectors in the portfolio include consumer discretionary, telecommunication services, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.9% as of December 31, 2009.

World Equity Markets Review
Global stocks rose to end the final quarter of 2009, as the world continued to recover from one of the worst economic and financial crises in recent history. The risks to the global financial system subsided over the past year due to the unprecedented monetary actions taken by major central banks, and a recent flow of positive economic data indicated continued improve-

ment in the underlying fundamentals of the global economy. This, in turn, encouraged investors to buy into riskier assets. Equities in the United States outpaced many global peers amid renewed confidence in its economy. The U.S. economy appears to be pulling out of its recession, as it returned to growth following four consecutive quarters of contraction. The housing market also showed further signs of stabilization, as the U.S. Government extended its tax incentive program and maintained low borrowing costs for homebuyers. However, the recovery in consumer activity, a primary driver of the economy in the United States, remained uncertain amid the high unemployment rate. A deceleration of consumer credit volumes also pointed to the continued deleveraging of U.S. consumers.

In contrast, European stocks were mixed amid increasing divergence within the Eurozone economy. The downgrade of Greece’s credit rating during the quarter also rekindled fears over sovereign risks. In Asia, Japan continued to underperform its regional peers, although it appeared to regain some positive momentum in December amid easing concerns over its strong currency. By sector, materials performed strongly for the quarter on the back of an improving economic outlook. Strong commodity prices boosted confidence in many commodity producers. The information technology sector performed well amid optimism that technology spending was improving. The health care sector also performed well, particularly in the United States, due to easing concerns over U.S. health care reform. A pick-up in mergers and acquisitions activity added confidence to the sector as well. Meanwhile, the financials sector was the worst performer amid fresh concerns about the asset quality of large banks. The utilities sector also underperformed during the quarter.

In the currency markets, the U.S. dollar rebounded against major currencies after an extended period of weakness. Investors’ sentiment toward the U.S. dollar appeared to be changing amid improving U.S. economic data, which led to speculation that the U.S. Federal Reserve might raise interest rates sooner than expected. The performance of the high-yield portion of global equity markets was mixed in the fourth quarter after strong performance following the market bottom in March 2009. The high-yield market was held back by lower exposure to the information technology and materials sectors.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LOR
During the fourth quarter, the Fund’s lower-than-Index weight to the financial sector added to returns, as did strong stock selection within that sector. Turkiye Halk Bankasi performed well, as the Turkish bank benefited from the ongoing recovery in the domestic economy, which drove its loan losses to lower-than-expected levels. Stock selection in the consumer staples sector also helped performance. Positions in U.S. tobacco makers Reynolds American and Altria Group rose strongly, as earlier concerns that volumes could decrease due to an increase in U.S. tobacco taxes proved unfounded. A lower-than-Index position in materials hurt returns for the quarter, but was more than offset by strong stock selection in the sector. Israel Chemicals performed strongly as spot potash prices rose and as investors expected a rebound in volumes once the industry’s annual contract with China was completed. Kumba Iron Ore also climbed, as the company kept tight control of costs amid a period of strong iron ore prices.

Conversely, a lower-than-Index position and stock selection in the information technology sector detracted from returns, as shares of Redecard and Cielo were hurt by signs of new competitors in the Brazilian credit card processing industry. Shares of Nintendo lagged due to weak sales of its Wii console even after a price reduction during the quarter.

Emerging Market Currency and Debt Portfolio
(26.4% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2009, this portfolio consisted of forward currency contracts (47.8%) and sovereign debt obligations (49.2%), while the remaining 3.0% consisted of cash and other net assets. The average duration of the emerging market currency and debt portfolio decreased from approximately 11 months to approximately 8 months during the quarter, with an average yield of 5.9%2 as of quarter end.

Note that, during the fourth quarter of 2008, as risk aversion and global U.S. dollar demand spiraled upwards, we significantly reduced the Fund’s exposure to the currency and debt portfolio. We have been slowly redeploying capital to the currency and debt portfolio since April 2009 as markets have normalized.

Emerging Market Currency and Debt Market Review
The final quarter of 2009 saw a continuation of the risk appetite that really began to take hold in the second quarter. This was visible across several indicators such as the TED spread (the spread between interbank loans and short-term U.S. government debt), equities, commodities, etc. Emerging markets also rallied as, in addition to benefiting from the positive mood that characterized the markets, their differentiation from developed markets attracted increased attention. This was especially noticeable in the latter part of the quarter, when the appreciation of the dollar versus the major currencies like the euro and the Japanese yen was in contrast to its continued weak performance against many emerging market currencies.

The robust recovery, especially in some of the more trade-dependent and commodity-exporting emerging economies, was in no small part due to the continued strong performance of the two major growth drivers in the last few quarters—the inventory replenishment cycle and China’s investment drive. The inventory cycle was reflected in improving industrial production numbers, employment, and confidence indicators. However, the transition to a more vigorous and stable end-consumer demand is still not assured and the unemployment and wage inflation numbers in the United States were no comfort in that regard. Chinese investment and lending drive were solid, and a rapid turnaround in its growth numbers reflected the extremely aggressive economic policies that had been put in place. The diverse impact of the credit crisis and the subsequent rebound on the balance of payments of various economies began to matter as well, as focus turned to approaching policy moves, including various tightening measures ranging from reserve requirement hikes to outright rate increases.

What Helped and What Hurt LOR
In the fourth quarter, the Fund’s foreign exchange and local debt positions in Ghana generated the highest return on capital and represented the largest single country contribution. Other sizeable frontier market exposures in Zambia, Egypt, and Uganda benefited performance as well. Elsewhere, heavy weightings in many of the top-performing markets, including Brazil, Mexico, India, and Indonesia, buoyed results, as well as holdings in Russia, S. Korea, the Philippines, and Turkey. In Europe, active management added signifi-

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

cant value, led by existing Polish exposure and early accumulation of Romanian positions on weakness, together with positive attribution from Czech Republic positions, despite that market’s substantial quarterly decline of approximately 5%. In addition, positions in the Czech Republic contributed positively to the Fund’s performance.

In absolute terms, positions in Hungary and Kenya were the only detractors. An upward correction in Hungarian government bond yields and weakness in the Kenyan shilling were to blame. Elsewhere, the Fund missed out on the solid quarterly gains in Argentina, South Africa, and Chile, which limited upside.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

Value at 12/31/09

LOR at Market Price	$10,446
LOR at Net Asset Value	12,290
MSCI ACWI Index	11,707

Average Annual Total Returns* Periods Ended December 31, 2009

	One Year	Since Inception**

Market Price	39.81%	0.97%
Net Asset Value	44.18	4.68
MSCI ACWI Index	34.63	3.55

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings December 31, 2009

Security	Value	Percentage of Net Assets

Total SA	$2,487,450	2.8%
Kumba Iron Ore, Ltd.	2,410,037	2.7
Merck & Co., Inc.	2,309,328	2.6
BP PLC	2,294,083	2.6
Taiwan Semiconductor Manufacturing Co., Ltd.	2,263,580	2.5
Redecard SA	2,248,708	2.5
Vodafone Group PLC	2,209,518	2.5
Zurich Financial Services AG	2,205,115	2.5
Reynolds American, Inc.	2,118,800	2.4
Macquarie Infrastructure Group	2,114,798	2.4

Portfolio Holdings Presented by Sector December 31, 2009

Sector	Percentage of Total Investments

Consumer Discretionary	11.0%
Consumer Staples	11.4
Emerging Markets Debt Obligations	14.4
Energy	9.5
Financials	17.6
Health Care	1.8
Industrials	8.2
Information Technology	5.7
Limited Partnership Units	1.4
Materials	4.3
Telecommunication Services	10.8
Utilities	3.2
Short-Term Investment	0.7

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
December 31, 2009

Description	Shares	Value

Common Stocks—93.9%

Australia—5.4%
Macquarie Infrastructure
Group (b)	1,763,561	$2,114,798
TABCORP Holdings, Ltd.	126,977	792,696
Telstra Corp., Ltd.	262,969	810,207
Transurban Group	218,260	1,086,128

Total Australia		4,803,829

Brazil—5.7%
Banco Santander Brasil SA	49,300	676,778
Cielo SA (b)	122,000	1,074,945
Redecard SA (b)	135,000	2,248,708
Souza Cruz SA	34,380	1,140,602

Total Brazil		5,141,033

China—1.5%
China Construction Bank Corp.	1,074,000	923,928
Industrial and Commercial Bank of
China, Ltd., Class H	562,000	466,799

Total China		1,390,727

Cyprus—0.5%
Bank of Cyprus Public Co., Ltd.	65,800	465,035

Egypt—1.0%
Egyptian Company for Mobile
Services	20,665	907,983

Finland—1.5%
Sampo Oyj, A Shares	54,923	1,340,067

France—6.8%
Axa SA	45,880	1,087,857
Sanofi-Aventis	11,400	899,816
Total SA	38,555	2,487,450
Vivendi	55,180	1,644,953

Total France		6,120,076

Germany—3.0%
Allianz SE	13,215	1,651,001
E.ON AG	25,700	1,076,899

Total Germany		2,727,900

Greece—1.4%
Hellenic Telecommunications
Organization SA	37,540	553,761
OPAP SA	32,032	704,405

Total Greece		1,258,166

Hong Kong—2.1%
Esprit Holdings, Ltd.	149,606	998,544
Pacific Basin Shipping, Ltd.	1,169,000	848,849

Total Hong Kong		1,847,393

Description	Shares	Value

Indonesia—0.8%
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	18,400	$735,080

Israel—2.2%
Israel Chemicals, Ltd.	152,558	2,014,100

Italy—4.1%
Atlantia SpA	70,700	1,849,674
Eni SpA	45,872	1,170,524
Terna SpA	147,800	635,636

Total Italy		3,655,834

Japan—0.8%
Mizuho Financial Group, Inc.	213,100	379,821
Nintendo Co., Ltd.	1,600	378,633

Total Japan		758,454

Mexico—1.2%
Kimberly-Clark de Mexico SAB de CV,
Series A	248,600	1,113,018

Netherlands—1.4%
Royal Dutch Shell PLC, A Shares	41,200	1,246,214

New Zealand—1.0%
Telecom Corp. of New Zealand, Ltd.	484,953	880,250

Philippines—1.6%
Philippine Long Distance Telephone
Co. Sponsored ADR	25,100	1,422,417

South Africa—4.3%
Kumba Iron Ore, Ltd.	58,315	2,410,037
Pretoria Portland Cement Co., Ltd.	1	5
Tiger Brands, Ltd.	61,240	1,419,888

Total South Africa		3,829,930

South Korea—0.5%
Macquarie Korea Infrastructure
Fund GDR	102,050	429,417

Spain—2.0%
Banco Santander SA	48,800	808,006
Bolsas y Mercados Espanoles	30,430	981,516

Total Spain		1,789,522

Switzerland—2.5%
Zurich Financial Services AG (b)	10,071	2,205,115

Taiwan—2.5%
Taiwan Semiconductor Manufacturing
Co., Ltd.	1,122,490	2,263,580

Turkey—2.1%
Ford Otomotiv Sanayi AS	154,595	937,222
Turkiye Halk Bankasi AS	118,042	940,983

Total Turkey		1,878,205

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2009

Description	Shares	Value

United Kingdom—8.8%
BAE Systems PLC	106,000	$615,505
BP PLC (b)	236,718	2,294,083
British American Tobacco PLC	27,200	885,918
Man Group PLC	162,050	807,478
Prudential PLC	106,083	1,096,610
Vodafone Group PLC (b)	951,950	2,209,518

Total United Kingdom		7,909,112

United States—29.2%
Altria Group, Inc. (b)	103,900	2,039,557
American Electric Power Co., Inc.	23,400	814,086
Analog Devices, Inc.	15,300	483,174
AT&T, Inc. (b)	61,750	1,730,853
ConocoPhillips	16,700	852,869
Darden Restaurants, Inc.	39,400	1,381,758
Diamond Offshore Drilling, Inc. (b)	16,650	1,638,693
Emerson Electric Co. (b)	42,400	1,806,240
Genuine Parts Co. (b)	45,000	1,708,200
Intel Corp.	21,200	432,480
Kimberly-Clark Corp.	9,300	592,503
Marsh & McLennan Cos., Inc.	16,200	357,696
Mattel, Inc. (b)	75,200	1,502,496
McDonald’s Corp.	24,300	1,517,292
Merck & Co., Inc. (b)	63,200	2,309,328
Northwest Bancshares, Inc.	28,900	327,148
NYSE Euronext	24,000	607,200
Pfizer, Inc. (b)	49,000	891,310
Reynolds American, Inc. (b)	40,000	2,118,800
Spectra Energy Corp.	34,700	711,697
UDR, Inc. REIT	38,600	634,584
USA Mobility, Inc.	40,540	446,345
Verizon Communications, Inc. (b)	38,400	1,272,192

Total United States		26,176,501

Total Common Stocks
(Identified cost $78,085,217)		84,308,958

Limited Partnership Units—1.6%

United States—1.6%
Energy Transfer Equity LP	14,900	455,642
Enterprise GP Holdings LP	13,100	510,507
Enterprise Products Partners LP	15,100	474,291

Total United States
(Identified cost $1,385,753)		1,440,440

Preferred Stock—0.7%

United States—0.7%
Bank of America Corp.
(Identified cost $625,521)	695	610,905

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—16.0%

Brazil—3.5%
Brazil NTN-F:
10.00%, 01/01/12	3,900	$2,172,217
10.00%, 01/01/13	1,648	935,552

Total Brazil		3,107,769

Egypt—3.6%
Egypt Treasury Bills:
0.00%, 05/11/10	625	109,919
0.00%, 07/13/10	975	168,006
0.00%, 08/03/10	5,775	988,418
0.00%, 08/31/10	4,400	746,205
0.00%, 09/28/10	4,650	781,253
0.00%, 10/12/10	2,725	455,794

Total Egypt		3,249,595

Ghana—1.2%
Ghana Government Bonds:
13.50%, 03/29/10	330	226,940
14.00%, 03/07/11	560	366,348
16.00%, 05/02/11	390	259,646
13.67%, 06/11/12	190	108,390
15.00%, 12/10/12	170	101,660

Total Ghana		1,062,984

Hungary—3.2%
Hungary Government Bonds:
7.25%, 06/12/12	240,500	1,280,204
5.50%, 02/12/14	149,700	739,327
8.00%, 02/12/15	48,640	260,973
6.75%, 02/24/17	113,420	558,182

Total Hungary		2,838,686

Kenya—0.1%
Kenya Treasury Bill,
0.00%, 04/05/10	9,593	124,618

Mexico—1.9%
Mexican Bonos:
9.00%, 12/20/12	7,867	636,901
8.00%, 12/19/13	7,700	605,782
8.00%, 12/17/15	5,500	427,824

Total Mexico		1,670,507

Poland—0.9%
Poland Government Bonds:
5.75%, 03/24/10	770	270,096
4.75%, 04/25/12	933	323,651
3.00%, 08/24/16	689	230,093

Total Poland		823,840

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2009

Description	Principal Amount (000) (c)	Value

Turkey—1.0%
Turkey Government Bond,
10.00%, 02/15/12	1,232	$918,081

Uganda—0.6%
Uganda Government Bonds:
10.00%, 04/01/10	338,000	178,078
10.00%, 07/21/11	245,000	127,529
10.00%, 10/13/11	488,300	254,430

Total Uganda		560,037

Total Foreign Government
Obligations
(Identified cost $13,941,139)		14,356,117

Supranationals—0.4%

Zambia—0.4%
European Investment Bank,
12.25%, 02/26/10
(Identified cost $441,491)	1,600,000	348,339

Description	Shares	Value

Short-Term Investment—0.8%
State Street Institutional Treasury
Money Market Fund
(Identified cost $721,396)	721,396	$721,396

Total Investments—113.4%
(Identified cost $95,200,517) (a)		$101,786,155
Liabilities in Excess of Cash
and Other Assets—(13.4)%		(12,034,945)

Net Assets—100.0%		$89,751,210

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2009

Forward Currency Purchase Contracts open at December 31, 2009:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	01/05/10	757,002	$426,000	$434,809	$8,809	$—
CNY	02/25/10	919,283	135,000	134,729	—	271
CNY	05/10/10	6,504,960	968,000	954,237	—	13,763
CNY	05/10/10	1,470,175	218,776	215,666	—	3,110
CNY	05/10/10	485,856	72,000	71,272	—	728
CNY	05/10/10	528,099	78,000	77,469	—	531
COP	01/14/10	867,438,000	429,000	423,657	—	5,343
CZK	01/04/10	8,322,296	476,832	452,888	—	23,944
CZK	01/04/10	7,843,956	434,236	426,858	—	7,378
CZK	01/29/10	8,934,962	486,145	486,034	—	111
CZK	01/29/10	16,429,133	893,060	893,694	634	—
CZK	02/04/10	7,151,018	399,818	388,954	—	10,864
EUR	01/04/10	613,287	880,037	879,178	—	859
EUR	01/04/10	1,156,503	1,653,880	1,657,904	4,024	—
EUR	01/29/10	169,700	244,500	243,268	—	1,232
EUR	12/09/10	1,796,000	2,666,342	2,570,783	—	95,559
GHC	01/25/10	278,382	166,000	191,910	25,910	—
GHC	03/25/10	342,000	191,650	229,085	37,435	—
GHC	10/11/11	159,796	73,639	94,888	21,249	—
HUF	01/15/10	81,422,550	435,987	432,179	—	3,808
IDR	01/07/10	1,128,465,000	117,000	120,066	3,066	—
IDR	01/07/10	8,376,525,000	885,000	891,242	6,242	—
IDR	01/13/10	4,858,880,000	512,000	516,362	4,362	—
IDR	02/16/10	5,292,916,000	562,000	558,660	—	3,340
IDR	02/19/10	4,500,946,000	432,368	474,771	42,403	—
IDR	03/15/10	2,759,350,000	290,000	289,555	—	445
IDR	06/28/10	2,118,960,000	218,000	217,363	—	637
ILS	01/11/10	9,230,000	2,442,445	2,437,075	—	5,370
ILS	05/11/10	1,026,532	263,132	270,900	7,768	—
INR	01/13/10	22,943,250	495,000	492,738	—	2,262
INR	01/22/10	18,080,640	387,000	388,047	1,047	—
INR	01/27/10	12,892,000	275,000	276,585	1,585	—
INR	02/03/10	14,941,950	305,000	320,398	15,398	—
INR	02/24/10	19,651,100	419,000	420,701	1,701	—
INR	03/29/10	23,506,920	501,000	501,884	884	—
KES	01/06/10	36,114,846	477,034	476,135	—	899
KES	01/12/10	15,218,000	199,947	200,632	685	—
KES	01/13/10	10,709,270	143,000	141,189	—	1,811
KES	01/13/10	10,927,000	144,232	144,060	—	172
KES	01/14/10	11,860,680	156,000	156,369	369	—
KES	01/21/10	7,247,550	95,000	95,550	550	—
KES	01/27/10	10,459,950	137,000	137,900	900	—
KES	01/28/10	10,911,973	143,000	143,860	860	—
KES	01/29/10	9,150,000	120,000	120,630	630	—
KRW	01/29/10	489,172,200	411,000	419,773	8,773	—
KRW	02/09/10	393,585,600	334,000	337,634	3,634	—
KRW	04/08/10	441,090,000	377,000	377,439	439	—
KRW	01/11/10	393,518,800	334,000	337,875	3,875	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
December 31, 2009

Forward Currency Purchase Contracts open at December 31, 2009 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

KRW	02/17/10	531,468,150	$457,000	$455,803	$—	$1,197
KRW	02/22/10	761,143,600	644,000	652,680	8,680	—
KRW	03/22/10	548,590,000	461,000	469,837	8,837	—
MXN	02/08/10	6,964,828	545,000	530,308	—	14,692
MXN	02/17/10	1,439,640	108,000	109,496	1,496	—
MXN	05/05/10	6,317,453	464,000	475,961	11,961	—
MYR	01/04/10	1,420,634	407,000	414,905	7,905	—
MYR	01/20/10	1,543,847	459,000	450,603	—	8,397
MYR	02/22/10	1,544,076	459,000	450,054	—	8,946
MYR	03/04/10	1,435,871	419,000	418,346	—	654
PHP	01/25/10	23,542,890	497,000	508,057	11,057	—
PHP	02/08/10	18,823,750	407,000	405,544	—	1,456
PHP	02/16/10	18,858,700	406,000	405,900	—	100
PHP	03/02/10	21,217,600	445,000	455,891	10,891	—
PLN	01/06/10	5,591,000	1,946,998	1,952,477	5,479	—
PLN	01/15/10	1,261,541	445,137	440,287	—	4,850
RON	01/12/10	1,213,241	409,726	409,803	77	—
RON	01/13/10	1,300,770	453,989	439,251	—	14,738
RON	03/16/10	1,313,398	452,919	436,603	—	16,316
RON	04/21/10	619,275	215,633	204,332	—	11,301
RON	10/19/10	791,350	275,415	249,688	—	25,727
RUB	01/11/10	12,870,633	419,000	424,584	5,584	—
RUB	01/12/10	10,952,760	357,000	361,316	4,316	—
RUB	01/25/10	6,241,225	205,000	205,466	466	—
RUB	01/25/10	12,896,000	428,069	424,547	—	3,522
TRY	01/08/10	1,903,558	1,266,000	1,274,333	8,333	—
TRY	01/08/10	563,596	377,000	377,298	298	—
TWD	01/21/10	18,219,540	566,000	573,235	7,235	—
TWD	02/09/10	5,753,955	179,000	182,227	3,227	—
TWD	03/22/10	18,072,380	566,000	576,012	10,012	—
UGX	01/07/10	237,771,000	125,011	125,016	5	—
UGX	01/11/10	1,003,304,000	527,569	527,214	—	355
UGX	03/15/10	144,928,000	74,976	75,413	437	—
UGX	03/16/10	291,975,000	150,000	151,906	1,906	—
UGX	04/20/10	421,849,000	214,900	217,676	2,776	—
ZMK	01/11/10	503,485,000	89,748	108,275	18,527	—
ZMK	01/12/10	939,943,000	202,182	202,100	—	82
ZMK	01/14/10	1,549,600,000	326,713	333,066	6,353	—
ZMK	01/21/10	418,528,000	88,000	89,846	1,846	—
ZMK	01/27/10	1,655,369,000	352,581	354,982	2,401	—
ZMK	01/28/10	296,902,000	63,278	63,657	379	—
ZMK	01/29/10	680,485,000	145,000	145,874	874	—
ZMK	02/12/10	431,067,000	91,000	92,091	1,091	—

Total Forward Currency Purchase Contracts			$39,695,904	$39,746,815	$345,681	$294,770

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
December 31, 2009

Forward Currency Sale Contracts open at December 31, 2009:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	01/05/10	747,358	$433,000	$429,269	$3,731	$—
BRL	01/05/10	9,644	5,551	5,539	12	—
BRL	02/02/10	826,020	468,000	471,601	—	3,601
BRL	03/02/10	936,536	519,000	531,821	—	12,821
CNY	05/10/10	3,954,867	581,000	580,155	845	—
CZK	01/04/10	16,166,252	880,037	879,746	291	—
EUR	01/04/10	317,000	476,832	454,435	22,397	—
EUR	01/04/10	298,000	434,236	427,198	7,038	—
EUR	01/04/10	1,172,000	1,768,548	1,680,121	88,427	—
EUR	01/12/10	286,000	409,726	409,993	—	267
EUR	01/13/10	298,000	453,989	427,195	26,794	—
EUR	01/15/10	297,000	435,987	425,761	10,226	—
EUR	01/15/10	303,000	445,137	434,362	10,775	—
EUR	01/21/10	320,059	465,169	458,814	6,355	—
EUR	01/21/10	2,710,001	3,880,743	3,884,865	—	4,122
EUR	01/25/10	722,000	1,055,203	1,035,004	20,199	—
EUR	01/29/10	338,000	486,145	484,529	1,616	—
EUR	01/29/10	623,000	893,060	893,082	—	22
EUR	02/04/10	270,000	399,818	387,048	12,770	—
EUR	02/04/10	1,157,000	1,654,510	1,658,573	—	4,063
EUR	03/16/10	302,000	452,919	432,885	20,034	—
EUR	04/21/10	138,000	215,633	197,788	17,845	—
EUR	10/19/10	170,000	275,415	243,383	32,032	—
HUF	12/09/10	501,892,200	2,666,342	2,564,619	101,723	—
IDR	01/07/10	6,969,600,000	726,000	741,549	—	15,549
IDR	01/07/10	1,456,225,000	155,000	154,939	61	—
ILS	05/11/10	1,026,532	247,000	270,900	—	23,900
INR	01/22/10	8,459,940	181,000	181,567	—	567
JPY	01/19/10	82,751,270	924,595	888,573	36,022	—
JPY	01/21/10	68,700,902	763,000	737,710	25,290	—
JPY	02/09/10	5,484,876	61,000	58,902	2,098	—
MXN	02/09/10	9,065,250	675,000	690,152	—	15,152
MYR	01/04/10	1,420,634	414,784	414,905	—	121
RUB	01/11/10	12,870,633	428,165	424,584	3,581	—
RUB	01/12/10	3,154,560	106,000	104,065	1,935	—

Total Forward Currency Sale Contracts			$24,437,544	$24,065,632	452,097	80,185

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$797,778	$374,955

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
December 31, 2009

(a)

For federal income tax purposes, the aggregate cost was $97,197,873, aggregate gross unrealized appreciation was $10,295,511, aggregate gross unrealized depreciation was $5,707,229 and the net unrealized appreciation was $4,588,282.

(b)	Segregated security for forward currency contracts.
(c)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	— Real Estate Investment Trust

Currency Abbreviations:
BRL	— Brazilian Real	KRW	— South Korean Won
CNY	— Chinese Renminbi	MXN	— Mexican New Peso
COP	— Colombian Peso	MYR	— Malaysian Ringgit
CZK	— Czech Koruna	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RON	— New Romanian Leu
HUF	— Hungarian Forint	RUB	— Russian Ruble
IDR	— Indonesian Rupiah	TRY	— New Turkish Lira
ILS	— Israeli Shekel	TWD	— New Taiwan Dollar
INR	— Indian Rupee	UGX	— Ugandan Shilling
JPY	— Japanese Yen	ZMK	— Zambian Kwacha
KES	— Kenyan Shilling

Portfolio holdings by industry (as percentage of net assets):
Agriculture	2.3%
Alcohol & Tobacco	6.9
Automotive	1.0
Banking	5.8
Commercial Services	3.1
Consumer Products	2.8
Electric	2.8
Energy Integrated	9.0
Energy Services	3.4
Financial Services	5.6
Food & Beverages	1.6
Forest & Paper Products	1.2
Gas Utilities	0.8
Insurance	8.6
Leisure & Entertainment	6.7
Manufacturing	2.7
Metals & Mining	2.7
Pharmaceutical & Biotechnology	4.6
Real Estate	0.7
Retail	1.1
Semiconductors & Components	3.5
Telecommunications	12.2
Transportation	7.1

Subtotal	96.2
Foreign Government Obligations	16.0
Supranationals	0.4
Short-Term Investment	0.8

Total Investments	113.4%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2009

ASSETS
Investments in securities, at value (cost $95,200,517)	$101,786,155
Foreign currency, at value (cost $231,114)	233,433
Dividends and interest receivable	868,428
Gross unrealized appreciation on forward currency contracts	797,778

Total assets	103,685,794

LIABILITIES
Payables for:
Management fees	89,637
Accrued directors’ fees	171
Line of credit outstanding	13,311,000
Gross unrealized depreciation on forward currency contracts	374,955
Other accrued expenses and payables	158,821

Total liabilities	13,934,584

Net assets	$89,751,210

NET ASSETS
Paid in capital (Note 2(i))	$130,100,472
Distributions in excess of net investment income (Note 2(i))	(1,063,210)
Accumulated net realized loss	(46,331,025)
Net unrealized appreciation on:
Investments	6,585,638
Foreign currency and forward currency contracts	459,335

Net assets	$89,751,210

Shares of common stock outstanding*	6,880,183
Net asset value per share	$13.04
Market value per share	$11.15

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2009

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $323,826)	$5,324,368
Interest (net of foreign withholding taxes of $4,177)	1,528,798

Total investment income	6,853,166

Expenses:
Management fees (Note 3)	835,811
Custodian fees	136,762
Professional services	130,947
Shareholders’ reports	85,250
Administration fees	57,174
Shareholders’ services	42,431
Shareholders’ meeting	16,925
Directors’ fees and expenses	13,376
Other	49,527

Total gross expenses before interest expense	1,368,203
Interest expense	192,639

Total expenses	1,560,842

Net investment income	5,292,324

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes of $10,269)	(20,980,912)
Written options	23,700
Foreign currency and forward currency contracts	(972,180)

Total net realized loss on investments, options, foreign currency and forward currency contracts	(21,929,392)

Net change in unrealized appreciation on:
Investments	43,705,750
Foreign currency and forward currency contracts	720,830

Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	44,426,580

Net realized and unrealized gain on investments, options, foreign currency and forward currency contracts	22,497,188

Net increase in net assets resulting from operations	$27,789,512

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$5,292,324	$7,219,683
Net realized loss on investments, options, foreign currency and forward currency contracts	(21,929,392)	(24,038,389)

Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	44,426,580	(42,225,755)

Net increase (decrease) in net assets resulting from operations	27,789,512	(59,044,461)

Distributions to Stockholders:
From net investment income (Note 2(i))	(3,817,418)	(9,690,738)
From net realized gains (Note 2(i))	—	(3,026,593)
Return of capital (Note 2(i))	(1,483,075)	—

Net decrease in net assets resulting from distributions	(5,300,493)	(12,717,331)

Total increase (decrease) in net assets	22,489,019	(71,761,792)
Net assets at beginning of year	67,262,191	139,023,983

Net assets at end of year*	$89,751,210	$67,262,191

* Includes distributions in excess of net investment income of (Note 2(i))	$(1,063,210)	$(1,820,172)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	6,880,183	6,880,183

Common shares outstanding at end of year	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Cash Flows
For the Year Ended December 31, 2009

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets from operations	$27,789,512
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities
Decrease in interest and dividends receivable	132,123
Accretion of bond discount and amortization of bond premium	(336,864)
Inflation index adjustment	(33,036)
Increase in other accrued expenses and payables	33,153
Net realized loss on investments, options, foreign currency and forward currency contracts	21,929,392
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	(44,426,580)
Purchase of long-term investments	(79,949,366)
Proceeds from disposition of long-term investments	81,315,012
Sale of short-term investments, net	(342,396)

Net cash provided in operating activities	6,110,950

Cash flows from financing activities:
Cash distribution paid (Note 2(i))	(5,300,493)
Gross drawdowns in line of credit balance	7,895,000
Gross paydowns in line of credit balance	(7,634,000)

Net cash used in financing activities	(5,039,493)

Effect of exchange rate changes on cash	(901,039)

Net increase in cash and foreign currency	170,418

Cash and foreign currency:
Beginning balance	63,015

Ending balance	$233,433

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(185,464)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period

	Year Ended				For the Period 6/28/05* to 12/31/05

	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of period	$9.78	$20.21	$22.83	$20.00	$19.06 (a)

Income (loss) from investment operations:
Net investment income	0.78	1.05	0.98	1.11	0.26
Net realized and unrealized gain (loss)	3.25	(9.63)	0.78	4.98	1.40

Total from investment operations	4.03	(8.58)	1.76	6.09	1.66

Less distributions from:
Net investment income (Note 2(i))	(0.55)	(1.41)	(1.72)	(1.49)	(0.72)
Net realized gains (Note 2(i))	—	(0.44)	(2.66)	(1.77)	—
Return of capital (Note 2(i))	(0.22)	—	—	—	—

Total distributions	(0.77)	(1.85)	(4.38)	(3.26)	(0.72)

Net asset value, end of period	$13.04	$9.78	$20.21	$22.83	$20.00

Market value, end of period	$11.15	$8.74	$19.45	$23.77	$17.76

Total Return based upon:
Net asset value (b)	44.18%	(44.82)%	7.76%	31.79%	8.77%
Market value (b)	39.81%	(48.02)%	0.22%	55.29%	(7.64)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$89,751	$67,262	$139,024	$157,065	$134,886
Ratios to average net assets:
Net expenses (c)	2.13%	2.30%	1.99%	1.90%	2.00%
Gross expenses (c)	2.13%	2.30%	2.00%	1.90%	2.00%
Gross expenses excluding interest expense (c)	1.86%	1.77%	1.65%	1.59%	1.79%
Net investment income (c)	7.21%	6.62%	4.20%	5.04%	2.65%
Portfolio turnover rate	93%	86%	93%	99%	37%

*	Commencement of operations.
(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
December 31, 2009

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time).

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2009

fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s common stocks. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation (depreciation) on foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Options Transactions—For hedging and investment purposes, the Fund may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Fund at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Transactions in options for the year ended December 31, 2009 were as follows:

	Number of Contracts	Premiums

Options outstanding at beginning of year	—	$—

Options written	300	23,700
Options expired	(300)	(23,700)

Options outstanding at end of year	—	$—

(h) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulat-

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2009

ed investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2009, the Fund had $15,249,090 and $29,179,195 of unused realized capital loss carryforwards, expiring in 2016 and 2017, respectively.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $684,231 arising between November 1, 2009 and December 31, 2009.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006 - 2008), or expected to be taken in the Fund’s 2009 tax returns.

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

	Distribution in
	excess of Net	Accumulated Net
Paid in Capital	Investment Income	Realized Loss
$(1,516,445)	$765,131	$751,314

Effective August 20, 2009, the Fund adopted a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net invest-

ment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In September 2009, the Investment Manager, on behalf of itself and the Fund, filed an exemptive application with the Securities and Exchange Commission (the “SEC”) seeking an order under the Act facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). There is no assurance that exemptive relief will ultimately be granted. If the Investment Manager, on behalf of itself and the Fund, receives the requested relief, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from April 2009 through December 2009, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) stating that the Fund currently estimates that it has distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	2009	2008

Ordinary Income	$3,817,418	$10,718,264
Long-Term Capital Gain	—	1,999,067
Return of Capital	1,483,075	—

Total	$5,300,493	$12,717,331

At December 31, 2009, the components of distributable earnings on a tax basis were $0 of undistributed ordinary income, $0 of undistributed long-term capital gain and $4,079,024 of net unrealized appreciation.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2009

(j) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(k) Subsequent Events—Management has performed its evaluation of subsequent events through March 1, 2010, the date these financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy, consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2009

$1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an affiliated person of the Investment Manager or any of its affiliates an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global

Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. These Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2009 were $79,949,366 and $81,086,312, respectively.

For the year ended December 31, 2009, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund had a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. Upon the annual renewal of the Agreement, effective June 25, 2009, the amount of the commitment has been decreased to $20 million. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50% from January 1, 2009 to June 24, 2009 and at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.75% from June 25, 2009 to December 31, 2009, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee from January 1, 2009 to June 24, 2009 and a 0.15% per annum fee from June 25, 2009 to December 31, 2009, on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2009, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate
$14,100,411	$15,820,000	1.39%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2009

risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2009:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2009

Assets:
Common Stocks*	$84,308,958	$—	$—	$84,308,958
Limited Partnership Units*	1,440,440	—	—	1,440,440
Preferred Stock*	610,905	—	—	610,905
Foreign Government Obligations	—	13,483,091	873,026	14,356,117
Supranationals	—	—	348,339	348,339
Short-Term Investment	—	721,396	—	721,396
Other Financial Instruments**
Forward Currency Contracts	—	797,778	—	797,778

Total	$86,360,303	$15,002,265	$1,221,365	$102,583,933

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(374,955)	$—	$(374,955)

*	Please refer to the Notes to Portfolio of Investments, on page 14, for valuation of investments by industry.
**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
December 31, 2009

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2009:

Description	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers In/(Out) of Level 3	Balance as of December 31, 2009	Net Change in Unrealized Appreciation from Investments Still Held at December 31, 2009

Corporate Bond	$656,008	$(158)	$(546,122)	$512,580	$—	$(622,308)	$—	$—	$—
Foreign Government Obligations	3,021,593	100,045	299,648	714,516	1,039,291	(2,129,850)	(2,172,217)	873,026	35,038
Structured Notes	3,773,981	955	384,736	158,779	—	(4,318,451)	—	—	—
Supranationals	302,182	6,400	—	39,757	—	—	—	348,339	39,757

Total	$7,753,764	$107,242	$138,262	$1,425,632	$1,039,291	$(7,070,609)	$(2,172,217)	$1,221,365	$74,795

11. Derivative Instruments

The Fund adopted provisions regarding disclosures about derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposures.

The principal reason for the Fund’s writing of covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options, which it retains whether or not the option is exercised.

For the year ended December 31, 2009, the cost of purchases and the proceeds from sales of forward currency contracts were $346,028,891 and $322,987,292, respectively. Transactions in written options during the year generated premiums of $23,700.

The following tables summarize the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2009 and the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$797,778

Fair Value

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$374,955

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(9,119)

Equity Price Risk:
Net realized gain on written options	$23,700

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$658,350

12. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2010-06. The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund’s management is evaluating the implications of ASU 2010-06.

Lazard World Dividend & Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2009, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
March 1, 2010

Lazard World Dividend & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2009, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	two Class III Directors (Ashish Bhutani and Richard Reiss, Jr.), each to serve for a three-year term expiring at the 2012 Annual Meeting and/or until his successor is duly elected and qualified.

Director	For	Withhold Authority

Ashish Bhutani	5,986,173	334,346
Richard Reiss, Jr.	6,162,094	158,425

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Board of Directors:

Class I — Directors with Term Expiring in 2010

Independent Directors:

Leon M. Pollack (69)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (62)	Director (April 2005)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director(3):

Charles Carroll (49)	Chief Executive Officer, President and Director (April 2005)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2011

Independent Directors:

Kenneth S. Davidson (64)	Director (April 2005)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridge-hampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by Ameri-can Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds) and Member of the Management Committee of TIAA Separate Account VA-I

Lester Z. Lieberman (79)	Director (April 2005)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Insti-tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2012

Independent Director:

Richard Reiss, Jr. (65)	Director (April 2005)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director(3):

Ashish Bhutani (49)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 19 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (37)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer (April 2005)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Tax Information
Year Ended December 31, 2009

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2009:

Of the dividends paid by the Fund, 100.00% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2009 1099-DIV.

Of the dividends paid by the Fund, 28.95% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board held on November 18-19, 2009, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Directors who are not interested persons (as defined in the Act) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 18 funds comprises approximately $12.8 billion, and the Fund and the other closed-end fund managed by the Investment Manager comprise approximately $245 million, of the approximately $107.9 billion of total assets under the management of the Investment Manager and its global affiliates as of Septem-ber 30, 2009). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform and technology, operational and legal and compliance support. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The Directors were provided with the Fund’s market price performance and market discounts to net asset value and distributions.

The Directors considered the various services provided by the Investment Manager and considered the Investment Manager’s substantial research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services are greater than those typically provided to a fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through September 30, 2009) information prepared by Lipper, noting the limitations of the Lipper comparison groups (each, a “Group”) and that Lipper’s management fee comparisons and the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators

Lazard World Dividend & Income Fund, Inc.
Other Information (continued)
(unaudited)

(which, for the Fund, was paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

The Directors also discussed the management fees and current expense ratio for the Fund, and it was noted that they were above the medians of the Group and Lipper category (“Category”). The Directors noted that the Fund’s total return performance (based on net asset value) generally ranked first or second of the four funds in the Fund’s Group over various measurement periods up to inception through September 30, 2009. The Directors, however, noted that no funds in the Group or Category pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in forward currency contracts. They also were advised that the Investment Manager did not manage any Similar Accounts using the Fund’s investment strategies.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager concerning the estimated expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Fund’s Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager for the calendar year ending December 31, 2009

Lazard World Dividend & Income Fund, Inc.
Other Information (concluded)
(unaudited)

(assuming that asset levels were unchanged from Septem-ber 30, 2009 to December 31, 2009) and for calendar year 2010 assuming that the average net assets used in the 2009 projection increased by 20%, and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Fund in 2009. The Investment Manager’s representatives reviewed with the Board detailed information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated and projected profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under its Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund. Representatives of the Investment Manager noted that profitability levels had been relatively stable in recent years. It was noted that a discussion of economies of scale should be predicated on increasing assets and that because the Fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Fund’s Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services (as discussed above) associated with a nearly $108 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance, in light of the considerations described above.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement was in the best interests of the Fund and its stockholders.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Common Stock of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC

30 Rockefeller Plaza

www.LazardNet.com

New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,000 in 2008 and $60,000 in 2009.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,375 in 2008 and $6,562.50 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $1,054,841 in 2008 and $863,611 in 2009.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Lester Z. Lieberman, Audit Committee Chairman
Kenneth S. Davidson
Nancy A. Eckl
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•

To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

          The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•

favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Registrant’s assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of U.S. and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s U.S. Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Ryan, a Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and Global Equity Income teams. He began working in the investment field in 1989 and joined Lazard in 1994, and is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer is Vice President of Lazard and a portfolio manager/analyst on Lazard’s Global Equity Income team. He began working in the investment field when he joined Lazard in 1998.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz is a Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994 and joined Lazard in 1996.

Mr. Ramachandran is a Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Registrant’s portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. However, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When Lazard engages in short sales of securities of the type in which the Registrant invests, Lazard could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of other portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +

Ardra Belitz	1 (160.9 million)	4 (1.6 billion)	2 (186.9 million)
James M. Donald	9 (15.5 billion)	14 (4.2 billion)	142 (8.0 billion)
Andrew D. Lacey	12 (10.1 billion)	7 (697.7 million)	237 (4.7 billion)
Ganesh Ramachandran	1 (160.9 million)	4 (1.6 billion)	2 (186.9 million)
Patrick Ryan	none	5 (25.1 million)	14 (1.7 billion)
Kyle Waldhauer	none	2 (92.5 million)	2 (14.1 million)

* Total assets in accounts as of December 31, 2009.

# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1) Mr. Donald manages six other accounts and one registered investment company with assets under management of approximately $1.2 billion and $1.8 billion, respectively.

(2) Mr. Lacey manages one registered investment company with assets under management of approximately $6.3 billion.

(3) Ms. Belitz and Mr. Ramachandran manage three other pooled investment vehicles with assets under management of approximately $1.5 billion.

+           Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) All Country World Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2009, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares

Ardra Belitz	None
James M. Donald	$100,001-$500,000
Andrew D. Lacey	$50,001-$100,000
Ganesh Ramachandran	$100,001-$500,000
Patrick Ryan	$50,001-$100,000
Kyle Waldhauer	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)          The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)     Code of Ethics referred to in Item 2.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)         Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	March 10, 2010

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	March 10, 2010